UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 27, 2005 (September 26, 2005)

CYTOKINETICS, INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50633 (Commission File Number)	94-3291317 (IRS Employer Identification No.)
280 East Grand Avenue
South San Francisco, California 94080
(Address of principal executive offices, including zip code)
(650) 624-3000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2

Item 1.01. Entry into a Material Definitive Agreement.
On September 26, 2005, Cytokinetics, Incorporated (the “Company”) and GlaxoSmithKline (“GSK”) executed an Amendment to the Collaboration and License Agreement (the “Amendment”), with such Amendment effective as of September 21, 2005, which amends certain provisions of the Collaboration and License Agreement, by and among the Company and GSK, dated as of June 20, 2001 (the “Collaboration Agreement”).
Pursuant to the Collaboration Agreement, the Company formed a strategic alliance with GSK to discover, develop and commercialize novel small molecule drugs targeting kinesin spindle protein, also known as KSP, and certain other cytoskeletal proteins involved in cell proliferation for applications in the treatment of cancer and other diseases. A further description of the material terms of the Collaboration Agreement are set forth in our Annual Report on Form 10-K for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on March 11, 2005.
Under the terms of the Collaboration Agreement, as modified by the Amendment, the Company will lead and fund activities for the development of its second cancer drug candidate, SB-743921, in the treatment of non-Hodgkin’s lymphoma, Hodgkin’s lymphoma and multiple myeloma, subject to the option for GSK to resume responsibility for development and commercialization activities for SB-743921 in these indications during a defined period. The Company’s development activities will be conducted in parallel with GSK’s conduct of development activities for SB-743921 in other indications.
The Amendment also modifies the Collaboration Agreement to provide for the early formation of a Joint Development Committee to oversee the conduct of all development activities conducted by the Company and GSK for SB-743921 and for the Company to co-fund certain later stage development costs for this drug candidate. It further provides for the Company to receive pre-commercialization payments from GSK, in addition to those previously set forth in the Collaboration Agreement, based on the achievement of certain milestones for SB-743921 for the additional indications described above and increased royalties from GSK on net sales of products containing SB-743921 under certain scenarios.
Item 7.01. Regulation FD Disclosure.
The Company is issuing press releases, and holding a conference call and webcast, in connection with the Amendment and in connection with the announcement of certain results from the clinical trials of its drug candidate ispinesib. A copy of the press release regarding the Amendment is being furnished with this Current Report on Form 8-K as Exhibit 99.1, and is hereby incorporated by reference under this Item 7.01. A copy of the press release regarding the announcement of certain clinical trial results is being furnished with this Current Report on Form 8-K as Exhibit 99.2, and is hereby incorporated by reference under this Item 7.01. Both press releases contain information regarding access to the conference call and webcast concerning the subject matter of such releases, which is scheduled to take place at 6:00 PM (Eastern Time) on September 27, 2005.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.
     The following exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Amendment to the Collaboration and License Agreement Press Release, dated September 27, 2005
99.2	Clinical Trials Announcement Press Release, dated September 27, 2005

2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTOKINETICS, INCORPORATED
/s/ James H. Sabry
James H. Sabry
President and Chief Executive Officer

Dated: September 27, 2005

3

INDEX TO EXHIBITS

Exhibit
No.	Description
99.1	Amendment to the Collaboration and License Agreement Press Release, dated September 27, 2005
99.2	Clinical Trials Announcment Press Release, dated September 27, 2005